UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Monster Worldwide, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on June 3, 2014.
Meeting Information
MONSTER WORLDWIDE, INC.
Meeting Type: Annual

For holders as of: April 9, 2014

Date: June 3, 2014 Time: 10:00 AM EDT

	Location:	133 Boston Post Road
Weston, Massachusetts 02493

MONSTER WORLDWIDE, INC. ATTN. LEGAL DEPARTMENT 622 THIRD AVENUE 39TH FLOOR NEW YORK, NY 10017		You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
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— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: To obtain directions to attend the meeting and vote in person, please call Monster Worldwide, Inc.’s Investor Relations Department at 212-351-7537. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Register to Attend Meeting: To attend the meeting, you must request an admission ticket at www.proxyvote.com no later than June 1, 2014.

Voting Items

The Board of Directors recommends you vote FOR all of the nominees in Proposal 1, and FOR Proposals 2, 3, 4 and 5.

1.	Election of Directors

Nominees:

	1a.	Salvatore Iannuzzi

	1b.	John Gaulding

	1c.	Edmund P. Giambastiani, Jr.

	1d.	Jeffrey F. Rayport

	1e.	Roberto Tunioli

	1f.	Timothy T. Yates

2.	Ratification of the appointment of BDO USA, LLP as Monster Worldwide, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.	Approval of the Monster Worldwide, Inc. Amended and Restated 2008 Equity Incentive Plan.

4.	Approval of the Monster Worldwide, Inc. Second Amended and Restated Executive Incentive Plan.

5.	Advisory vote to approve named executive officer compensation.